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                                                                  EXHIBIT 10.116

                                                             GE Aircraft Engines

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                                                                          6-9810

General
Terms
Agreement

                                 ATLAS AIR, INC.

      Portions of this document have been redacted and confidential treatment has been requested for these portions from the Securities and Exchange Commission. Redacted portions are indicated by "***".

This document contains information prepared specifically for presentation to the airline described herein and should not be divulged to others without permission of General Electric Company.
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                       GENERAL TERMS AGREEMENT NO. 6-9810
                                Table of Contents

o     Agreement

      ARTICLE I      -  PRODUCTS
      ARTICLE II     -  PRICES
      ARTICLE III    -  ORDER PLACEMENT
      ARTICLE IV     -  DELIVERY, TITLE, TRANSPORTATION, RISK OF LOSS, PACKAGING
      ARTICLE V      -  PAYMENT
      ARTICLE VI     -  TAXES
      ARTICLE VII    -  WARRANTIES AND CF6-80C2 PRODUCT SUPPORT PLAN
      ARTICLE VIII   -  EXCUSABLE DELAY
      ARTICLE IX     -  PATENTS
      ARTICLE X      -  INFORMATION AND DATA
      ARTICLE XI     -  FAA CERTIFICATION REQUIREMENTS
      ARTICLE XII    -  TERMINATION FOR INSOLVENCY
      ARTICLE XIII   -  LIMITATION OF LIABILITY
      ARTICLE XIV    -  EXPORT SHIPMENT
      ARTICLE XV     -  GOVERNMENTAL AUTHORIZATION
      ARTICLE XVI    -  NOTICES
      ARTICLE XVII   -  MISCELLANEOUS

o     Exhibit A - Products

o     Exhibit B - CF6-80C2 Product Support Plan

      SECTION I      -  DEFINITIONS
      SECTION II     -  WARRANTIES AND SPECIAL GUARANTEES
      SECTION III    -  SPARE PARTS PROVISIONING
      SECTION IV     -  TECHNICAL DATA
      SECTION V      -  TECHNICAL TRAINING
      SECTION VI     -  CUSTOMER FACTORY AND FIELD SUPPORT
      SECTION VII    -  PRODUCT SUPPORT ENGINEERING
      SECTION VIII   -  OPERATIONS ENGINEERING
      SECTION IX     -  GROUND SUPPORT EQUIPMENT
      SECTION X      -  GENERAL CONDITIONS - CF6-80C2 PRODUCT SUPPORT PLAN

o     Exhibit C - Escalation

o     Exhibit D - Payment
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    This Agreement contains information specifically developed for Atlas Air,
   Inc. by GE. Accordingly, Atlas Air, Inc. will not disclose all or any part of this Agreement to any Third Party except as permitted by Article XVII.E.
--------------------------------------------------------------------------------

THIS GENERAL TERMS AGREEMENT NO. 6-9810 (hereinafter referred to as this "Agreement"), dated as of the ______ day of June, 1997, by and between General Electric Company, a corporation organized under the law of the State of New York, U.S.A., (including it's successors and assigns), acting through its GE Aircraft Engine Group located in Evendale, Ohio, U.S.A. (hereinafter referred to as "GE"), and Atlas Air, Inc., a corporation organized under the laws of Delaware (hereinafter referred to as "Atlas" or "Airline"). Airline and GE are also referred to in this Agreement as the "Parties" or individually as a "Party".

                                   WITNESSETH

WHEREAS, Airline has acquired, or is in the process of acquiring a certain number of wide-body aircraft equipped with GE installed engines, and

WHEREAS, the Parties desire to enter into this Agreement for the sale and support by GE and the purchase by Airline from GE of spare Engines, related equipment and spare Parts therefor.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows. Capitalized terms used herein that are otherwise undefined shall have the meanings ascribed to them in Section I ("Definitions") of Exhibit B, unless the context requires otherwise.

ARTICLE I - PRODUCTS

GE shall sell and Airline shall purchase, under the terms and subject to the conditions hereafter set forth, the items and equipment identified as Products in the attached Exhibit A (hereinafter referred to as "Product(s)"), together with certain services related thereto as hereinafter provided.

ARTICLE II - PRICES

A. IN GENERAL. The selling prices of all Products will be the prices quoted in (i) GE's Engine Spare Parts Price Catalog, as revised by GE from time to time (the "Spare Parts Catalog" or "Catalog"), or in procurement data issued by GE in


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      accordance with Airline ATA Specification 2000 (as the same may be revised or superseded from time to time, the "Procurement Data") or (ii) GE's written quotation or proposal, as applicable, and as confirmed in the purchase order accepted by GE. GE shall quote prices in U.S. Dollars, and Airline shall pay for Products in U.S. Dollars in accordance with the payment provisions described in Article V and Exhibit D hereto. All
      Product prices include the cost of GE's standard tests, inspection and commercial packaging. Transportation costs and costs resulting from special inspection, packaging, testing, or other special requirements, requested by Airline, will be paid for by Airline.

B. SPARE PARTS AVAILABLE THROUGH CATALOG. The selling price of Spare Parts, will be set forth in the most current Catalog or in Procurement Data issued by GE. The price of a new Spare Part which is first listed by GE in Procurement Data, may be changed by GE in subsequent Procurement Data revisions until such time as the Part is included in the Catalog. GE will advise Airline in writing ninety (90) days in advance of any changes in prices affecting a significant portion of the prices in the Catalog. During such ninety (90) day period, GE shall not be obligated to accept Airline purchase orders for quantities of Spare Parts in excess of up to ninety (90) days normal usage beyond the effective date of the announced price change.

C.    NON-CATALOG PRODUCTS

      The prices of Products (other than Spare Parts listed in the Catalog or Procurement Data described in paragraph B above) will be the prices quoted to Airline by GE in a written quotation or proposal escalated as nearly as practicable to the date of such quotation or proposal. All prices will be quoted as Base Prices, subject to escalation using the appropriate GE escalation provisions then in effect. Prices for Products are established at the time of delivery. A copy of GE's current escalation formula is set forth in Attachment C hereto. No change to such escalation provisions will apply to Airline until GE provides Airline at least ninety days prior written notice.

ARTICLE III - ORDER PLACEMENT

A. This Agreement shall constitute the terms and conditions applicable to all purchase orders which may hereafter be placed by Airline and accepted by GE for Products in lieu of all printed terms and conditions appearing on Airline's purchase orders; except, that, the description of Products, price, quantity, delivery dates and shipping instructions shall be as set forth on each purchase order accepted by GE.


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B.    Airline shall place purchase orders for Products quoted by GE, in accordance with GE's quotation for such Products.

C. Airline may place purchase orders for Spare Parts using any of the following methods: telephone, facsimile transmission, ARINC or SITA utilizing ATA Specification 2000 (chapter 3 format) or Airline purchase order as prescribed in the Catalog or GE's quotation.

D. Airline shall place purchase orders for initial provisioning quantities of Spare Parts as provided in the attached Exhibit B within one hundred eighty days (180) following receipt from GE of initial Provisioning Data relating thereto.

E. GE's acknowledgment of each purchase order shall constitute acceptance thereof.

ARTICLE IV - DELIVERY, TITLE, TRANSPORTATION, RISK OF LOSS, PACKAGING

A. GE shall deliver Products under each purchase order placed by Airline and accepted by GE, on a mutually agreed upon schedule consistent with GE's lead times and as set forth in each such purchase order. Delivery dates are subject to (1) prompt receipt by GE of all information necessary to permit GE to proceed with work immediately and without interruption, and
      (2) Airline's compliance with the payment terms set forth herein.

B. Delivery of all Products shall be: (1) to the common carrier designated by Airline, Ex Works (Incoterms, 1990), Evendale, Ohio, U.S.A., or point of manufacture, at GE's option; or (2) to storage, in the event shipment cannot be made for reasons set forth in Paragraph C of this Article IV. Title to and risk of loss or damage shall pass to Airline upon delivery. All transportation costs, in-transit insurance and any other shipment expenses for Products will be paid for by Airline. GE shall, however, following delivery to Airline, provide transportation free of charge to the Greater Cincinnati International Airport for any Spare Parts for which Airline requests air shipment.

C. If any Product cannot be delivered when ready due to any cause specified in Article VIII (Excusable Delay), GE may make delivery by placing such Product in storage. In such event, (1) all expenses incurred by GE for activities such as, but not limited to, preparation for and placement into storage and handling, storage, inspection, preservation and insurance shall be paid by Airline upon presentation of GE's invoices, and (2) GE shall assist and cooperate with Airline in any reasonable manner with respect to the removal of any such Product from storage.


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D.    Unless otherwise instructed by Airline, GE shall deliver each Product, except for Spare Parts, packaged in accordance with GE's normal standards for domestic shipment or export shipment. Any special boxing or preparation for shipment specified by Airline shall be for Airline's account and responsibility. The price of any re-usable shipping stand or container is not included in the price of the Product, however, the price of any re-usable shipping stand or container will be invoiced by GE to Airline at time of shipment. In the event any such shipping stand or container is returned by Airline to the original point of shipment, in reusable condition within ninety (90) days after shipment, GE will refund to Airline the price of such shipping stand or container paid by Airline.

E. GE shall deliver Spare Parts packaged and labeled in accordance with ATA Specification No. 300, Revision No. 18, or to a revision mutually agreed in writing between GE and Airline. GE shall notify Airline, where applicable, that certain Spare Parts are packed in unit package quantities ("UPQ's"), or multiples thereof.

ARTICLE V - PAYMENT

Airline shall pay GE with respect to Products purchased hereunder as set forth in the attached Exhibit D.

ARTICLE VI - TAXES

1. The selling prices include and GE shall be responsible for the payment of any imposts, duties, fees, taxes, dues or any charges whatsoever imposed or levied in connection with Products prior to their delivery.

2. Upon delivery, Airline shall be responsible for the payment of all other imposts, duties, taxes, dues or any other charges whatsoever imposed or levied in connection with such Products and Airline shall pay to GE, upon demand, or furnish to GE evidence of exemption therefrom, any taxes (including without limitation, sales, use, excise, turnover or value added tax) duties, fees, charges or assessments of any nature (but excluding any taxes in the nature of income taxes), legally assessed or levied by any governmental authority against GE or its employees, its subsidiaries or their employees as a result of any sale, delivery, transfer, use, export, import or possession of such Product, or otherwise in connection with this Agreement. If claim is made against GE for any such duties, fees, charges, or assessments, GE shall immediately notify Airline and, if requested by Airline, GE shall not pay except under protest, and if payment be made, shall use all reasonable effort to obtain a refund thereof. If all or any part of any such taxes, duties, fees, charges or


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      assessments be refunded, GE shall repay to Airline such part thereof as
      Airline shall have paid. Airline shall pay to GE, upon demand, all expenses (including penalties and interest) incurred by GE in protesting payment and in endeavoring to obtain such refund.

ARTICLE VII - WARRANTY AND CF6-80C2 PRODUCT SUPPORT PLAN

The CF6 product support plan for Airline's operation of Products including warranties relating to CF6 Products either purchased by Airline directly from GE or installed on Airline's aircraft as Original Equipment is set forth in Sections II through X of Exhibit B to this Agreement (the CF6 Product Support
Plan).

ARTICLE VIII - EXCUSABLE DELAY

GE shall not be liable for delays in delivery or failure to perform due to (1) causes beyond its reasonable control, or (2) acts of God, acts of Airline, acts of civil or military authority, fires, strikes, floods, epidemics, war, civil disorder, riot, delays in transportation, or (3) inability due to causes beyond its reasonable control to obtain necessary labor, material, or components. In the event of any such delay, the date of delivery shall be extended for a period equal to the time lost by reason of the delay. This provision shall not, however, relieve GE from using reasonable efforts to continue performance whenever such causes are removed. GE shall promptly notify Airline when such delays occur or impending delays are likely to occur and shall continue to advise it of new shipping schedules and changes thereto. In the event an excusable delay continues for a period of six months or more beyond the scheduled delivery date, Airline or GE may, upon thirty days written notice to the other, cancel the part of any purchase order so delayed and GE shall return to Airline all payments relative to the canceled part of the order and Airline shall pay GE its reasonable cancellation charges.

ARTICLE IX - PATENTS

A. GE shall handle all claims and defend any suit or proceeding brought against Airline insofar as based on a claim that without further combination, any Product furnished under this Agreement constitutes an infringement of any patent of the United States or of any patent of any other country that is signatory to Article 27 of the Convention on International Civil Aviation signed by the United States at Chicago on December 7, 1944, in which Airline is authorized to operate or in which another airline pursuant to lawful interchange, lease or similar arrangement, operates aircraft of Airline. This paragraph shall apply only to Products manufactured to GE's design.


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B.    GE's liability hereunder is conditioned upon Airline promptly notifying GE in writing and giving GE authority, information and assistance (at GE's expense) for the defense of any suit or proceeding. In case such Product is held in such suit or proceeding to constitute infringement and the use of said Product is enjoined, GE shall expeditiously, at its own expense and at its option, either (1) procure for Airline the right to continue using said Product; (2) replace same with satisfactory and noninfringing Product; or (3) modify same so it becomes satisfactory and noninfringing. GE shall not be responsible to Airline or to said other airline, for incidental or consequential damages, including, but not limited to, costs, expenses, liabilities and loss of profits resulting from loss of use under this Article IX.

C. The remedies described in paragraphs A and B above do not apply to any Product or Part (1) not purchased by Airline from GE (except for Products or Parts installed as Original Equipment on aircraft owned, leased or operated by Airline); (2) that was changed, modified, or not used for its intended purpose; or (3) that was manufactured by GE to Airline's unique specifications or directions. GE assumes no liability for patent infringement as to such items.

The obligations recited in this Article IX shall constitute the sole and exclusive remedies of Airline (and any other operator of Airline's GE Engine powered aircraft) and the sole and exclusive liability of GE and GE's wholly-owned affiliate, GE Engine Services Distribution, L.L.D., for actual and alleged patent infringement.

ARTICLE X - INFORMATION AND DATA

A. All information and data, including, but not limited to, all repair processes and procedures, manuals, designs, drawings, blueprints, tracings, plans, models, layouts, specifications, and memoranda, (the "Information and Data") which may be furnished or made available to Airline, directly or indirectly, as the result of this Agreement shall remain the property of GE. All Information and Data is proprietary to GE and shall neither be used by Airline nor furnished by Airline to any other person, firm or corporation for any purpose nor permitted out of Airline's possession nor divulged to any other person, firm or corporation, except as otherwise agreed in writing. *** Airline shall take all steps reasonably necessary to insure compliance by its employees, agents, and subcontractors with this Article X.

B. Nothing in this Agreement shall convey to Airline the right to reproduce or cause the reproduction of any Product of a design identical or similar to that of the Product purchased hereunder or give to Airline a license under any patents or rights owned or controlled by GE.


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C.    Airline acquires no ownership rights in any of the computer software that may be provided to Airline by GE under this Agreement. Airline shall only be licensed to use such computer software under the terms and conditions of separate written agreements between the Airline and the appropriate owner of such software.

ARTICLE XI - FAA CERTIFICATION REQUIREMENTS

A. All Products, when required by the U.S. Government, shall, at time of delivery:

      1.    Conform to a Type Certificate issued by the FAA.

      2. Conform to applicable regulations issued by the FAA, provided such regulations are promulgated prior to the date of Airline's purchase order issued under this Agreement for such Products .

B. If, subsequent to the date of acceptance of the purchase order for such Products but prior to their delivery by GE to Airline, the FAA issues changes in regulations covering Products sold under this Agreement and such changes in regulations are promulgated after the date of Airline purchase orders for such Products, then all costs associated with any Product modifications necessitated thereby will be shared equally by GE and Airline; provided however, that costs associated with any modifications to the airframe required by such Product modifications shall not be borne by GE.

C. Any delay occasioned by complying with such regulations set forth in Paragraph B above shall be deemed an Excusable Delay under Article VIII hereof, and, in addition, appropriate adjustments shall be made in the specifications to reflect the effect of compliance with such regulations.

ARTICLE XII - TERMINATION FOR INSOLVENCY

A. Upon the commencement of any bankruptcy or reorganization proceeding by or against either party hereto (the "Defaulting Party"), the other Party hereto may, upon written notice to the Defaulting Party, cease to perform any and all of its obligations under this Agreement and the purchase orders hereunder (including, without limitation, continuing work in progress and making deliveries or progress payments or downpayments) unless the Defaulting Party shall provide adequate assurance, in the opinion of the other Party hereto, that the Defaulting Party will continue to perform all of its obligations under this Agreement and the purchase orders hereunder in accordance with the terms hereof, and will promptly compensate the other Party hereto for any actual pecuniary loss resulting from the Defaulting Party


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      being unable to perform in full its obligations hereunder and under the purchase orders. If the Defaulting Party or the trustee thereof shall fail to promptly provide such adequate assurance, upon notice to the Defaulting Party by the other Party hereto, this Agreement and all purchase orders hereunder shall be canceled.

B. Either Party, at its option, may cancel this Agreement or any purchase order hereunder with respect to any or all of the Products to be furnished hereunder which are undelivered or not furnished on the effective date of such cancellation by giving the other Party written notice, as hereinafter provided, at any time after a receiver of the other's assets is appointed on account of insolvency, or the other makes a general assignment for the benefit of its creditors and such appointment of a receiver shall remain in force undismissed, unvacated or unstayed for a period of sixty days thereafter. Such notice of cancellation shall be given thirty days prior to the effective date of cancellation, except that, in the case of a voluntary general assignment for the benefit of creditors, such notice need not precede the effective date of cancellation.

ARTICLE XIII - LIMITATION OF LIABILITY

                                       ***

ARTICLE XIV - EXPORT SHIPMENT

If GE agrees in writing upon Airline's written request, to assist Airline to arrange for export shipment of Products, Airline shall pay GE for all fees and expenses including, but not limited to, those covering preparation of consular invoices, freight, storage, and warehouse to warehouse (including war risk) insurance, upon submission of GE's invoices. In such event, GE will assist Airline in applying for any required export license and in preparing consular documents according to Airline's instructions or in the absence thereof, according to its best judgment but without liability for error or incorrect declarations including, but not limited to, liability for fines or other charges.

ARTICLE XV - GOVERNMENTAL AUTHORIZATION

Airline shall be responsible for obtaining any required authorization such as export licenses, import licenses, exchange permits or any other required governmental authorization. Airline shall restrict disclosure of all information and data furnished thereto under this Agreement and shall ship the direct product of such information and data to only those destinations which are authorized by the U.S. Government. At the request of Airline, GE will provide Airline with a list of such authorized destinations. GE shall not be liable if any authorization is delayed, denied, revoked, restricted or not renewed and Airline shall not be relieved of its obligation to pay GE hereunder.


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ARTICLE XVI- NOTICES

Any notices under this Agreement shall become effective upon receipt and shall be in writing and be delivered or sent by mail or electronic transmission to the respective parties at the following addresses, which may be changed by written notice:

If to: Atlas Air, Inc.           If to: General Electric Company
       Bldg. 51                         GE Aircraft Engines
       JFK International Airport        One Neumann Way - F17
       Jamaica, NY  11430-1203          Cincinnati, Ohio 45215-1988 USA

Attention:                           Attention: Director, Commercial Contracts
Facsimile Number: ______________              Facsimile Number: (513) 243-8068
Telephone Number: _____________               Telephone Number: (513) 243-2060

Notice sent by the U.S. mail, postage prepaid, shall be deemed received within seven days after deposit.

ARTICLE XVII - MISCELLANEOUS

A. Assignment of Agreement. This Agreement may not be assigned, in whole or in part, by either Party without the prior written consent of the other Party; except, that (i) Airline's consent shall not be required for the assignment by GE of all or a portion of the Agreement to a subsidiary of GE, including without limitation, GE Services Distribution, L.L.C, a wholly owned affiliate of GE that will perform the Spare Parts sales and distribution obligations discussed in Articles I through IV above; and
      (ii) in accordance with Section II.E of Exhibit B, warranties relating to Engines and Parts may be assigned in connection with any equipment trust, conditional sale, lien, leaseback or other arrangement for the financing or leasing by Airline of the Engines that are the subject matter of this Agreement. Any other purported assignment will be void.

B. Exclusivity of Agreement. Except as otherwise expressly provided to the contrary, the rights herein granted and this Agreement are for the benefit of the Parties hereto and are not for the benefit of any Third Person, firm or corporation, and nothing herein contained shall be construed to create any rights in any Third Party under, as the result of, or in connection with this Agreement.

C. Applicable Law; Venue. All aspects of this Agreement and the obligations arising hereunder will be governed in accordance with the law of the State of New York, U.S.A.; except, that New York conflict of law rules will not apply if the result would


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      be the application of the laws of another jurisdiction. The United Nations
      Convention on Contracts for the International Sale of Goods shall not apply to this Agreement. In the event of an unresolved dispute, each of the Parties hereby irrevocably agree to submit to the non-exclusive jurisdiction of the state and federal courts (as appropriate) of New York, U.S.A. The Parties hereby waive any objection that such courts lack personal jurisdiction or are an inconvenient forum.

D. Entire Agreement; Modification. This Agreement contains the entire and only agreement between the parties, and it supersedes all pre-existing agreements between such parties, respecting the subject matter hereof; and any representation, promise or condition in connection therewith not incorporated herein shall not be binding upon either Party. No modification, renewal, extension, waiver, or termination of this Agreement or any of the provisions herein contained shall be binding upon the Party against whom enforcement of such modification, renewal, extension, waiver or termination (except as provided in Article XII hereof) is sought, unless it is made in writing and signed on behalf of GE and Airline by duly authorized representatives.

E. Confidentiality of Information. This Agreement contains information specifically for Airline and GE and nothing herein contained shall be divulged by Airline or GE to any Third Party without the consent of the other Party, which consent shall not be unreasonably withheld; except, that, consent shall not be required for disclosure to the respective insurers and professional advisors of the Parties who must likewise agree to be bound by this confidentiality clause. Airline's consent shall not be required for GE to divulge to its partners information from, or with respect to this Agreement, it being understood that each such partner will also be bound by the provisions of this ARTICLE XVII - E.

F. Duration of Agreement. This Agreement shall remain in full force and effect until (1) Airline ceases to operate at least one aircraft powered by Products set forth herein, (2) less than five aircraft powered by such Products are in commercial airline service, (3) this Agreement is terminated in whole or in part under either the provisions of Article
      VIII. (Excusable Delay) or Article XII. (Termination for Insolvency) hereof, or (4) by mutual consent of the parties, whichever occurs first. Nothing herein shall affect the rights and obligations and limitations set forth in this Agreement as to Products ordered for delivery and work performed prior to termination of this Agreement.

G. Survival Of Certain Clauses. The rights and obligations of the Parties under the following Articles, as amended, and related Exhibits shall survive the expiration, termination, completion or cancellation of this
      Agreement:


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       Article V       Payment
       Article VI      Taxes
       Article X       Information and Data
       Article XIII    Limitation of Liability
       Article XV      Governmental Authorization
       Article XVII    Miscellaneous, paragraphs C. and E.

H. General Rules of Contract Interpretation. Article and paragraph headings contained in this Agreement are inserted for convenience of reference only and do not limit or restrict the interpretation of this Agreement. Words used in the singular shall have a comparable meaning when used in the plural and vice versa, unless the contrary intention appears. Words such as "hereunder", "hereof" and "herein" and other words beginning with "here" refer to the whole of this Agreement, including Amendments, and not to any particular Article. References to Articles, paragraphs, Attachments or Exhibits will refer to the specified Article, paragraph, Attachment or Exhibit of this Agreement unless otherwise specified.

I. Language. This Agreement, order, Data, notices, shipping invoices, correspondence and other writings furnished hereunder shall be in the English language.

J. Severability. The invalidity or unenforceability of any part of this Agreement or the invalidity of its application to a specific situation or circumstance shall not effect the validity of the remainder of this Agreement, or its application to other situations or circumstances. In addition, if a part of this Agreement becomes invalid, the Parties will endeavor in good faith to reach agreement on a replacement provision which will reflect, as nearly as possible, the intent of the original provision.

K. Waiver. The failure at any time of either Party to enforce any of the provisions of this Agreement or to require performance by the other Party of any of its provisions shall in no way affect the validity of this Agreement or the right of the other Party thereafter to enforce each and every such provision. The express waiver by either Party of any provision, condition, or requirement of this Agreement, shall not constitute a waiver of any subsequent obligation to comply with such provision, condition, or requirement.

Counterparts: This Agreement may be signed by the Parties in separate counterparts, and any single counterpart or set of counterparts, when signed and delivered to the other Party shall together constitute one and the same document and be an original Agreement for all purposes.


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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and the year first above written.

ATLAS AIR, INC.                           GENERAL ELECTRIC COMPANY

By:                                       By:
    ----------------------------------        --------------------------------

Typed Name:                               Typed Name:
            --------------------------                ------------------------

Title:                                    Title:
       -------------------------------           -----------------------------

Date:                                     Date:
      --------------------------------          ------------------------------


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                                    EXHIBIT A

                     CF6-80C2 SERIES PRODUCTS APPLICABLE TO
                        AIRLINE'S TYPE 747-400F AIRCRAFT

I. Model CF6-80C2B1F Turbofan Engines as certified by the U.S. Federal Aviation Administration ("FAA") and as specified in the applicable purchase order.

II.   Related Optional Equipment for the above Engines.

III.  Engine Modules

      A.    Fan Module
      B.    Core Module (HPC - Combustor - 1st Stage HPT Nozzle)
      C.    High Pressure Turbine ("HPT") Module
      D.    Low Pressure Turbine ("LPT") Module
      E.    Accessory Gearbox

IV. Spare Parts for I. above (sold and supplied by GE Engine Services Distribution, L.L.C.).

V.    Special tools and test equipment including ground support equipment.

VI.   Other CF6-80 Products as may be offered for sale by GE from time to time.

VII. Technical Data, training or other thing furnished by GE under this Agreement.

                                       ***

                                    EXHIBIT B

                          CF6-80C2 PRODUCT SUPPORT PLAN

SECTION I - DEFINITIONS

These definitions shall apply for all purposes of this Agreement, unless the context requires otherwise. The meanings shall be equally applicable to both the singular and the plural forms of the terms defined, unless the context requires otherwise.

1. "Agreement" means the General Terms Agreement between GE and Airline to which this Exhibit B is attached.

2.    "Article" means an Article of this Agreement.

3.    "ATA" means the Aviation Transportation Association.

4. "Base Price" means the price established in the GE proposal, quotation or purchase order (as applicable) for a specific Product which corresponds to an appropriate Base Composite Price Index in such proposal, quotation or purchase order (as applicable).

5. "Base Composite Price Index" means the index stated in the published prices announced by GE from time to time which corresponds to the Base Price.

6. "Catalog" means GE's most recent Engine Spare Parts Price Catalog for the appropriate engine model which describes the selling price and delivery lead time for identified Spare Parts.

7. "Data" includes, but is not limited to, Product information in any form or medium, such as technical information, technology, printed or computer aided designs, drawings, blueprints, tracings, plans, models, movies, pictures, layouts, specifications, Product manufacturing or Product repair procedures or techniques, reports, financial information, technical data furnished in accordance with Section IV of Exhibit B to this Agreement, and other Product related Information or memoranda furnished under this Agreement.

8.    "Engine" means the Engine described in Exhibit A.

9.    "Ex Works" has the meaning accorded thereto in Incoterms, 1990 edition.

10. "Exhibit" means an exhibit to this Agreement, including all modifications and amendments thereto.


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11.   "Expendable Parts" means those Parts which must routinely be replaced during Inspection, repair, or maintenance, whether or not such Parts have been damaged and other Parts which are customarily replaced at each such inspection and maintenance period such as filter inserts and other short-lived items which are not dependent on wear out but replaced at predetermined intervals.

12. "FAA" means the Federal Aviation Administration of the Department of Transportation of the United States, and any successor agency thereof.

13.   "Failed Parts"
      ***

14.   "Failure"
      ***

15. "Flight Cycle" means the complete running of an Engine from start through any condition of flight and ending at Engine shutdown. A "touch and go landing" used during pilot training shall be considered as a "Flight Cycle."

16. "Flight Hours" means the cumulative number of airborne hours in operation of each Engine computed from the time an aircraft leaves the ground until it touches the ground at the end of a flight.

17. "Foreign Object Damage" means any damage to the Engine caused by objects which are not part of the Engine and Engine Optional Equipment.

18. GEES" means GE Engine Services Distribution, L.L.C., a Delaware company that is a wholly-owned affiliate of GE, with its principal place of business at One Neumann Way, MD-111, Cincinnati, Ohio, U.S.A.

19.   Incoterms" means International Chamber of Commerce Incoterms, 1990
      Edition.

20. "Inspection" means an observation of an Engine or Parts thereof, through disassembly or other means, for the purpose of determining serviceability.

21.   "Labor Allowance"
      ***

22. Module"" means a the appropriate major serialized subassembly of the Engine described on Exhibit A of this Agreement.

23. "Original Equipment" means the installed Engines or Products supplied to Airline through the aircraft manufacturer as part of Airline's new Aircraft.

24. "Part" means only those Engine and Module Parts which have been sold originally to Airline by GE or GEES for commercial use. The term excludes parts which were furnished on new Engines and Modules but are procured directly from vendors. Such parts are covered by the Vendor Warranty and the General Electric "Vendor Warranty

      Back Up" described in Section II of Exhibit B of this Agreement. Also excluded are Expendable Parts and customary short-lived items such as filter inserts.

25. "Part Time" means the total number of Flight Hours flown by a Part since delivery to Airline.

26.   "Parts Credit Allowance"
      ***

27. "Parts Cycles" means the total number of Flight Cycles accumulated by a Part since its delivery to Airline.

28. "Parts Repair" means the GE recommended rework or restoration of Failed Parts to a serviceable condition, excluding repair of normal wear and tear and deterioration.

29. "Scheduled Inspection" means the Inspection of an Engine conducted when an Engine has approximately completed a planned operating interval.

30. "Scrapped Parts" means those Parts determined to be unserviceable and not repairable by virtue of reliability, performance or repair costs. Such Parts shall be disposed of by Airline unless requested by GE for engineering analysis, in which event any handling and shipping shall be at GE's expense.

31. "Spare Engine" means an Engine, except installed Engines, which is purchased by Airline from GE for commercial use.

32.   "Spare Parts"- see Part.

33. "Third Party" means any individual, firm, company, corporation, partnership, joint venture, association, trust, unincorporated organization or body, or any country, state, jurisdiction or government, or any agency, authority, instrumentality or political subdivision thereof, in each case whether having a distinct legal personality or not, other than GE, GE Engine Services Distribution, L.L.C., and Airline.

34. "Ultimate Life" of a Part means the approved limitation on use of a Part, in cumulative Flight Hours or Flight Cycles, which either GE or a U.S. Government authority establishes as the maximum period of allowed operational time for such Parts in Airline service, with periodic repair and restoration. The term does not include individual Failure from wear and tear or other cause not related to the total usage capability of all such Parts in Airline service.

SECTION II - WARRANTIES AND SPECIAL GUARANTEES

A.    New Engine Warranty

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      1.    GE warrants each new Engine and Module against Failure for the initial *** Flight Hours as follows:

            a.    Parts Credit Allowance will be granted for any Failed Parts.

            b. Labor Allowance for disassembly, reassembly, test and Parts Repair of any new Engine part will be granted for replacement of Failed Parts.

            c.    Such Parts Credit Allowance, test and Labor Allowance will be:
                  100% from new to *** Flight Hours and decreasing pro rata from 100% at *** Flight Hours to zero percent at *** Flight Hours.

      2.    As an alternative to the above allowances, GE shall upon request of
            Airline:

            a. Arrange to have failed Engines and Modules repaired as appropriate, at a facility designated by GE at no charge to Airline for the first *** Flight Hours and at a charge to Airline increasing pro rata from zero percent of GE's repair costs at *** Flight Hours to 100% of such GE repair costs at ***Flight Hours.

            b.    ***

B.    New Parts Warranty

      In addition to the warranty granted for new Engines and Modules GE warrants Engine and Module Parts as follows:

      1. During the first *** Flight Hours for such Parts and Expendable Parts, GE will grant 100% Parts Credit Allowance or Labor Allowance for repair labor for failed Parts.

      2. GE will grant a pro rata Parts Credit Allowance for Scrapped Parts decreasing from 100% at *** Flight Hours Part Time to zero percent at the applicable hours designated in Table 1.

C.    Ultimate Life Warranty

      1.    GE warrants Ultimate Life limits on the following parts:

            a. ***

            b. ***

            c. ***

            d. ***

            e. ***

            f. ***

      2. GE will grant a pro rata Parts Credit Allowance of 100% when new to *** Flight Cycles, and a credit allowance decreasing pro rata from 100% at *** Flight Cycles to zero percent at *** Flight Cycles. Credit will be granted only when such Parts are permanently removed from service by a GE or U.S. Government imposed Ultimate Life Limitation of less than *** Flight Cycles.

D.    Campaign Change Warranty

      1.    *** GE will grant the following Parts Credit Allowances:

                  Engines and Modules

                  (i) *** For Parts in inventory or removed from service when new or with *** Flight Hours or less total Part Time.

                  (ii) Pro rata for Parts in inventory or removed from service decreasing pro rata from *** at *** Flight Hours to *** at *** Flight Hours.

                  (iii) *** For Parts in inventory or removed from service with over *** Flight Hours since new, regardless of warranty status.

      2. Labor Allowance - GE will grant *** Labor Allowance for *** or *** of GE-supplied Engines, Modules or Parts therefor when such action is required to comply with a mandatory time compliance GE Service Bulletin or FAA Airworthiness Directive. A Labor Allowance will be granted by GE for other GE issued Service Bulletins if so specified in such Service Bulletins.

      3. Life Controlled Rotating Parts retired by Ultimate Life limits including FAA Airworthiness Directive, are excluded from Campaign Change Warranty.

E.    Warranty Pass-On

      If requested by Airline and agreed to by GE in writing, GE will extend warranty support for Engines sold by Airline to commercial airline operators, or to other aircraft operators. Such warranty support will be limited to the New Engine Warranty, New Parts Warranty, Ultimate Life Warranty and Campaign Change Warranty and will require such operator(s) to agree in writing to be bound by and comply with all the terms and conditions, including the limitations, applicable to such warranties as set forth in this Agreement.

F.    Vendor Back-Up Warranty

      1. GE controls and accessories vendors provide a warranty on their products used on GE Engines. This warranty applies to controls and accessories sold to GE for


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

            delivery on installed or spare Engines and controls and accessories sold by the vendor to the airlines on a direct purchase basis. In the event the controls and accessories suffer a failure during the vendor's warranty period, Airline will submit a claim directly to the vendor in accordance with the terms and conditions of the vendor's warranty.

      2. In the event a controls and accessories vendor fails to provide a warranty at least as favorable as the GE New Engine Warranty (for complete controls and accessories) or New Parts Warranty (for components thereof), or if provided, rejects a proper claim from Airline, GE will intercede on behalf of Airline to resolve the claim with the vendor. In the event GE is unable to resolve a proper claim with the vendor, GE will honor a claim from Airline under the provisions and subject to the limitations of GE's New Engine or New Parts Warranty, as applicable. Settlements under Vendor Back-Up Warranty will exclude credits for resultant damage to or from controls and accessories procured directly by Airline from vendors.

G.    Vendor Interface Warranty

      Should any CF6 control or accessory, for which GE is responsible, develop a problem due to its environment or interface with other controls and accessories or with an Engine, Module or equipment supplied by the aircraft manufacturer, GE will be responsible for initiating corrective action. If the vendor disclaims warranty responsibility for Parts requiring replacement, GE will apply the provisions of its New Parts Warranty to such Part whether it was purchased originally from GE or directly from the vendor.

H.    Condition Monitoring Warranty

      1. GE warrants CF6 Condition Monitoring Equipment, installed on new Engines, in accordance with the provisions of its New Engine Warranty as heretofore set forth, except that no Labor Allowance will be granted for *** of any new Engine component due to inoperative or malfunctioning Condition Monitoring Equipment.

      2. GE warrants CF6 condition monitoring equipment, purchased as Spare Parts, in accordance with the provisions of its New Parts Warranty as heretofore set forth.

I.    Special Tools and Test Equipment Warranty

      1. GE warrants to Airline that the special tools and test equipment sold hereunder will, *** be free from defects in material, workmanship and title.

      2. If it appears within *** from the date of shipment by GE that any special tool or test equipment delivered hereunder does not meet the warranties specified in

            Paragraph 1. above and the Airline so notifies GE in writing prior to the expiration of, *** GE shall, at its option, upon Airline's satisfactory demonstration that such special tool or test equipment was defective at the time of delivery, correct any such defects either by repairing the defective item or by making available a repair or replacement item, Ex Works, GE's plant, or by refunding the purchase price of such item. At the request of GE, Airline, at its expense, shall ship the defective item to a location on the Airline's system designated by GE.

      3. GE reserves the right to make changes in design and add improvements without incurring any obligation to make, at GE's expense, the same on other special tools or test equipment previously sold by GE.

      4. This Special Tools and Test Equipment Warranty is applicable only if the special tools and test equipment are operated, handled, used, maintained, and repaired in accordance with GE's then-current recommendations as stated in its manuals, bulletins, or other written instructions.

J.    Special Guarantees

      GE will provide the following CF6-80C2B1F special guarantees which have been tailored to the fleet average flight conditions of the Airline. The basis for and conditions applicable to these guarantees are described in Attachment I hereto.

      1.    In-Flight Shutdown (IFSD) Rate Guarantee
            ***

      2.    Delay and Cancellation Rate Guarantee
            ***

            Delays and cancellations are defined in Attachment III.

      3.    Remote Site Removal Rate Guarantee
            ***

      4.    Performance Retention Guarantee
            ***

K. THE WARRANTIES AND SPECIAL GUARANTEES SET FORTH IN THIS PRODUCT SUPPORT PLAN ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES AND GUARANTEES, WHETHER WRITTEN, STATUTORY, ORAL, OR IMPLIED (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTY ARISING FROM COURSE OF DEALING, COURSE OF PERFORMANCE, OR USAGE OF TRADE). THESE WARRANTIES AND GUARANTEES ARE SUBJECT TO THE GENERAL CONDITIONS SET FORTH IN SECTION X OF THIS EXHIBIT B.

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SECTION III - SPARE PARTS PROVISIONING

A.    Provisioning Data

      1. In connection with Airline's initial provisioning of Spare Parts, GE shall furnish Airline with data in accordance with ATA 2000 Specification using Revision No. 20, or a revision mutually agreed to in writing by GE and Airline.

      2. It is the intention of the parties hereto to comply with the requirements of the ATA 2000 Specification and any future changes thereto, except that neither party shall deny the other the right to negotiate reasonable changes in the procedures or requirements of the Specification which procedures or requirements, if complied with exactly, would result in an undue operating burden or unnecessary economic penalty.

            The data to be provided by GE to Airline shall encompass all Parts listed in GE's Illustrated Parts Catalogs. GE further agrees to become total supplier of Initial Provisioning Data for all vendor Spare Parts in accordance with Paragraph 1. above.

      3. Beginning on a date no earlier than eighteen (18) months and no later than twelve (12) months prior to delivery of Airline's first aircraft, or as mutually agreed, GE shall provide to Airline a complete set of Initial Provisioning Data and shall progressively revise this data until ninety (90) days after delivery of the first aircraft or as mutually agreed. A status report will be issued periodically. Provisioning data will be reinstituted for subsequent spare Engines reflecting the latest modification status. GE will make available a list of major suppliers as requested by Airline. GE will provide, or cause to be provided on behalf of its vendors, the same service detailed in this clause.

B.    Pre-Provisioning Conference

      A pre-provisioning conference, attended by the GE and Airline personnel directly responsible for initial provisioning of Spare Parts hereunder, will be held at a mutually agreed time and place prior to the placing by Airline of initial provisioning orders. The purpose of this conference is to discuss systems, procedures and documents available to the Airline for the initial provisioning cycle of the Products.

C.    Changes

      GE shall have the right to make corrections and changes in the Initial Provisioning Data in accordance with Chapter 2 (Initial Provisioning) of ATA 2000 Specification entitled "Integrated Data Processing Supply" using Revision No. 20, or a revision mutually agreed to in writing by GE and Airline. *** GE will progressively revise

      Airline's Procurement Data tape in accordance with Chapter 3 (Order Administration) of ATA 2000 Specification entitled "Integrated Data Processing Supply" using Revision No. 20, or a revision mutually agreed to in writing by GE and Airline.

D.    Return Of Parts

      Airline shall have the right to return to GE, *** any new or unused Part which has been shipped in excess of the quantity ordered or which is not the part number ordered or which is in a discrepant condition except for damage in transit.

E.    Parts Buy-Back
      ***

F.    Parts of Modified Design

      1. GE shall have the right to make modifications to design or changes in the Spare Parts sold to Airline hereunder.

      2. GE will from time to time inform Airline in accordance with the means set forth in ATA 2000 Specification, when such Spare Parts of modified design become available for shipment hereunder.

      3. Spare Parts of the modified design will be supplied unless Airline advises GE in writing of its contrary desire within ninety (90) days of the issuance of the Service Bulletin specifying the change to the modified Parts. In such event, Airline may negotiate for the continued supply of Spare Parts of the premodified design at a rate of delivery and price to be agreed upon.

G.    Spare Parts Availability

      1. GE will ship reasonable quantities (three months normal usage) of Spare Parts which are included in GE's Spare Parts Catalog within 30 business day lead time following receipt of an acceptable purchase order from Airline.

            Lead time for Spare Parts and other material which are not included in GE's Spare Parts Catalog will be shipped as quoted by GE.

      2. GE will maintain a stock of Spare Parts to cover Airline's emergency needs. For purposes of this Paragraph, emergency is understood by GE and Airline to mean the occurrence of any one of the following conditions.

            AOG       -     Aircraft on Ground
            Critical  -     Imminent AOG or Work Stoppage
            Expedite  -     Less than Normal Lead Time

            Airline will order Spare Parts according to lead time as provided in Paragraph 1. above, but should Airline's Spare Parts requirements arise as a result of an emergency, Airline can draw such Spare Parts from GE's stock. A 24-hour telephone service is available to Airline for this purpose. If an emergency does exist, GE will use its best efforts to ship required Spare Part(s) within the time period set forth below following receipt of an acceptable purchase order from Airline.

                  AOG        -   ***
                  Critical   -   ***
                  Expedite   -   ***

SECTION IV - TECHNICAL DATA

A. GE shall, as it may from time to time determine to be appropriate and necessary, furnish certain technical information or data, including revisions thereof, as may be needed by Airline in support of maintenance of the Products owned or operated by Airline under this Agreement. Examples of such technical information or data include:

            Component Maintenance Manual(s)
            Engine Illustrated Parts Catalog
            Engine Manual
            Ground Support Equipment Manual(s)
            Illustrated Tool and Equipment Manual
            Nondestructive Testing Manual
            Operating Instruction Manual
            Service Bulletins
            Service Bulletin Index
            Standard Practices Manual
            Technical Manual Index
            Power Plant Build-up Manual
            Structural Repair Manual

      Such technical information or data shall be furnished by GE to Airline in mutually agreed reasonable quantities, at a time and to a location as likewise mutually agreed. The technical information or data shall be prepared by GE in accordance with the applicable ATA Specifications. If Airline requires GE to furnish such technical information or data in a form different from that normally furnished by GE pursuant to ATA Specification 100, GE will, upon request from Airline, furnish Airline with a written quotation for furnishing such other form of technical information or data.

      Revisions to the above technical information or data shall be furnished by GE to Airline for as long as Airline operates one CF6-80C2-powered aircraft and there is a total of five CF6-80C2-powered aircraft in commercial airline service.

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      GE shall incorporate in the Engine Illustrated Parts Catalog and the
      Engine Manual all appropriate GE Service Bulletins for as long as Airline receives revisions to technical information or data. Premodified and postmodified configurations shall be included by GE unless Airline informs GE that a configuration is no longer required.

B. In addition to the above technical information or data to be furnished by GE to Airline, GE will have available with its Field Service Representatives, where appropriate, one set of 35MM aperture cards, or equivalent, of each Part and/or assembly drawing. GE will also supply to Airline, on request, in 35MM aperture card format, one copy of each special tool and equipment drawing.

C. GE will require each vendor to furnish, as may be appropriate, technical information or data. Such vendor publications shall be furnished to Airline by GE, or the vendor in accordance with, and subject to the same provisions as, those set forth in Paragraph A. above.

      GE will also require its ground support equipment vendors, where appropriate, to furnish to Airline technical information or data as determined by GE to be necessary for Airline to maintain, overhaul and calibrate special tools and test equipment. Such vendor-furnished technical information or data shall be furnished in accordance with, and subject to the same provisions as, those set forth in Paragraph A. above, except that it shall be prepared in accordance with the applicable provisions of ATA Specification 101, as the same may be revised from time to time.

D. All technical information or data furnished to Airline hereunder by GE or GE's vendors shall be printed in the English language. All technical information or data furnished to Airline hereunder by GE shall be subject to the provisions of Article X (Information and Data) and Article XVI (Governmental Authorization) of this Agreement.

SECTION V - TECHNICAL TRAINING

A.    General

      This general provision describes the current maintenance training to be provided by GE at GE's training facilities in Springdale, Ohio. GE will provide, at no charge to Airline, except as otherwise provided herein, a number of student days* for maintenance training as defined hereunder:

            -  ***

            -  ***

      * Student Days = number of students X number of class days


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      Such days will be applied against courses selected from the list set forth in paragraph C (Standard Maintenance Training) listed on the next page.
      *** It is necessary for Airline to use such maintenance training days prior to delivery of the first aircraft, unless the parties have otherwise agreed in writing.

      All instruction, examinations and materials shall be prepared and presented in the English language and in the units of measure used by GE. Airline will provide interpreters, if required, for Airline's personnel.

      Airline will be responsible for the living and medical expenses of Airline's personnel during maintenance training. For maintenance training provided at Springdale, Ohio, GE will assist Airline's personnel in making arrangements for hotels and transportation between selected lodging and the training facility.

B.    Maintenance Training Conference

      No later than twelve months prior to delivery of Airline's first CF6-80C2-powered aircraft, GE and Airline will conduct a maintenance training conference call in order to schedule and discuss the maintenance training. Alternatively, Airline is welcome to visit GE's training facilities and discuss such training. During such maintenance conference call or visit, Airline will indicate the courses selected and arrange a mutually acceptable schedule.

C.    Standard Maintenance Training

      Standard maintenance training will consist of computer-based training in classroom presentations supported by training materials and, when applicable, hands-on practice. Training material will be based on ATA Specification 104 guidelines.

      ATA104-Level I    -     General Familiarization
      ATA104-Level II   -     Ramp and Transit
      ATA104-Level III  -     Line and Base Maintenance
      ATA104-Level IV   -     Specialized Training:
                                    Borescope Inspection
                                    Fan Trim Balance
                                    Major Module Replacement
                                    Module Replacement

D.    Optional Maintenance Training

      Non-standard maintenance training courses are described in the current GE Training Course Syllabus ***.


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

E.    Training at a Facility Other Than GE's Facilities

      If requested prior to the conclusion of the maintenance training planning conference call or visit, GE will conduct the classroom training described in paragraph C (Standard Maintenance Training) at a mutually acceptable alternate training site, subject to the following conditions:

      1. Airline will be responsible for providing acceptable classroom space and training equipment required to present the GE courseware.

      2. Airline will pay GE's travel and living charges for each GE instructor for each day, or fraction thereof, that such instructor is away from Springdale, Ohio, including travel time.

      3. Airline will reimburse GE for round-trip transportation for GE's instructors and training materials between Springdale, Ohio, and such alternate training site.

      4. Those portions of the training that require use of GE's training devices shall be conducted at GE designated facilities.

F.    Supplier Training

      The standard maintenance training includes sufficient information on the location, operation and servicing of Engine equipment, accessories and parts provided by suppliers to support line maintenance functions.

      If Airline requires additional maintenance training with respect to any supplier-provided equipment, accessories or parts, Airline will schedule such training directly with the supplier.

G.    Student Training Material

      1.    Manuals

            When required, GE will provide at the beginning of each maintenance training course, one set of training manuals, or equivalent, for each student attending such course.

      2.    Line Maintenance

            GE will provide one set of the following training material, per course, as applicable:

            2.1 Video Tapes - GE will loan to Airline a set of video tapes on 3/4 inch U-matic or 1/2 inch VHS cassettes in NTSC, PAL or SECAM standard, as selected by Airline.

            2.2 Computer-Based Training (CBT) - GE will provide CBT courseware and instructions for courseware installation and operation.

      3.    Courses Other Than Line Maintenance

            GE will provide one set of the following training material, per course, as applicable.

            3.1 Video Tapes - GE will loan to Airline a set of video tapes on 3/4 inch U-matic or 1/2 inch VHS cassettes in NTSC, PAL or SECAM standard, as selected by Airline.

            3.2 Computer-Based Training (CBT) - GE will provide CBT courseware and instructions for courseware installation and operation.

SECTION VI - CUSTOMER FACTORY AND FIELD SUPPORT

GE shall make available to Airline *** field service representative as GE's representative at Airline's main base plus a Shop Specialist to be assigned by GE to the engine shop facility selected by Airline. These specialists will assist Airline in areas of unscheduled maintenance action and Product scrap approval and will provide rapid communication between Airline's maintenance base and GE's factory personnel.

SECTION VII - PRODUCT SUPPORT ENGINEERING

Factory based engineers who are specialized in powerplant engineering problems will make visits to Airline, *** when problems are encountered. These engineers will coordinate with the CF6 Engine design engineers and Airline's powerplant engineering group. Where specific design problems require a better understanding of Airline's experience, design engineers will work directly with Airline's powerplant engineering personnel to solve the problem.

SECTION VIII - OPERATIONS ENGINEERING

Flight operations engineering personnel will be available, *** for consultation with respect to recommended operating practices to enhance Engine reliability, safety, and operations costs. Consultations may be in the form of teleconference messages, or on-site seminars and surveys.


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SECTION IX - GROUND SUPPORT EQUIPMENT

GE will provide to Airline, *** maintenance and repair tooling and fixture drawings it has designed, including complete specifications for the special test equipment which is developed. Tooling, fixtures, lifting devices, transportation devices, and accessory or component stands will be offered for sale to Airline if they would prefer not to make this equipment.

SECTION X - GENERAL CONDITIONS - CF6-80C2 PRODUCT SUPPORT PLAN

A. Airline will maintain adequate operational and maintenance records and make these available for GE inspection.

B. The warranty and guarantee provisions of this CF6-80C2 Product Support Plan will not apply to any Product if it has been reasonably determined by GE that the Engine, Module or any Parts thereof:

            o ***
            o ***
            o ***
            o ***
            o ***
            o ***

C. The express provisions of this CF6-80C2 Product Support Plan set forth the maximum liability of GE with respect to claims of any kind, including, without limitation, negligence arising out of the manufacture, sale, possession, use or handling of the Products or Parts thereof or therefor, and in no case shall GE's liability to Airline exceed ***. For the purpose of this Article X, the term "GE" means General Electric Company, GE Engine Services Distribution, L.L.C., their subsidiaries, assigns, subcontractors, suppliers, Product co-producers, and the respective directors, officers, employees, and agents of each.

D.    Except as provided in the Vendor Back-up Warranty provisions in Paragraph
      F. of Section II hereof, no Parts Credit Allowance will be granted and no claim for loss or liability will be recognized by GE for Parts of the Engine, whether original, repair, replacement, or otherwise, unless sold originally by GE or GEES to Airline for commercial use.

E. Airline shall apprise GE of any Failure subject to the conditions of this CF6 Product Support Plan within sixty (60) days after the discovery of such Failure. Any Part for which a Parts Credit Allowance is requested by Airline shall be returned to GE upon specific request by GE. Upon return to GE, such Part shall become the property of GE unless GE directs otherwise. Transportation expenses shall be borne by GE.

F. The warranty applicable to a replacement Part provided under the terms of the New Engine Warranty or New Parts Warranty shall be the same as the warranty on the original Part. The unexpired portion of the applicable warranty will apply to Parts repaired under the terms of such warranty.

G. Airline will cooperate with GE in the development of Engine operating practices, repair procedures, and the like with the objective of improving Engine operating costs.

H.    Except as provided in the Warranty Pass-On provisions in Paragraph E. of
      Section II hereof, this Product Support Plan applies only to the original purchaser of the CF6-80C2 Engine except that installed Engines supplied to Airline through the aircraft manufacturer shall be considered as original Airline purchases covered by this Product Support Plan.

I. Airline will provide GE a report identifying serialized rotating parts which have been scrapped by Airline. Format and frequency of reporting will be mutually agreed to by Airline and GE.

                 *** Rest of page intentionally left blank. ***

                                     TABLE 1
                          CF6-80C2 WARRANTY PARTS LIST

                                      -----------------------------------------
                                                    FLIGHT HOURS
                                      -----------------------------------------
                                        ***       ***        ***       ***
-------------------------------------------------------------------------------
Fan Rotor
-------------------------------------------------------------------------------
    Blade, 1st Stage                    ***
    ---------------------------------------------------------------------------
    Blade, Booster Stages 2-5           ***
    ---------------------------------------------------------------------------
    Disk, 1st Stage                                                    ***
    ---------------------------------------------------------------------------
    Spool, Booster Stages                                              ***
    ---------------------------------------------------------------------------
    Forward Fan Shaft                                                  ***
    ---------------------------------------------------------------------------
    Spinner                             ***
    ---------------------------------------------------------------------------
    Mid-Shaft                                                          ***
-------------------------------------------------------------------------------
Fan Stator
-------------------------------------------------------------------------------
    Casing incl. Containment                                 ***
    ---------------------------------------------------------------------------
    Stator Vane Stages                  ***
    ---------------------------------------------------------------------------
    Booster Cases                                 ***
    ---------------------------------------------------------------------------
    Outlet Guide Vane (OGV), Support              ***
    ---------------------------------------------------------------------------
    Noise Attenuation Panels                      ***
    ---------------------------------------------------------------------------
    Bleed Valve System                  ***
    ---------------------------------------------------------------------------
    Aft Case                                                 ***
-------------------------------------------------------------------------------
Compressor Rotor
-------------------------------------------------------------------------------
    Blades                              ***
    ---------------------------------------------------------------------------
    Disks and Spools                                                   ***
    ---------------------------------------------------------------------------
    Shaft, Aft                                                         ***
-------------------------------------------------------------------------------
Compressor Stator
-------------------------------------------------------------------------------
    Case                                                     ***
    ---------------------------------------------------------------------------
    Shrouds                             ***
    ---------------------------------------------------------------------------
    Vanes                               ***
    ---------------------------------------------------------------------------
    Variable Stator Actuating Rings     ***
-------------------------------------------------------------------------------
Combustor
-------------------------------------------------------------------------------
    Inner/Outer Liners & Dome           ***
    ---------------------------------------------------------------------------

                                     TABLE 1
                          CF6-80C2 WARRANTY PARTS LIST
                                    continued

                                -----------------------------------------------
                                                 FLIGHT HOURS
                                -----------------------------------------------
                                   ***         ***         ***         ***
-------------------------------------------------------------------------------
HPT Rotor
-------------------------------------------------------------------------------
    Blades                                     ***
    ---------------------------------------------------------------------------
    Retaining Rings                ***
    ---------------------------------------------------------------------------
    Shaft, Forward and Aft                                             ***
    ---------------------------------------------------------------------------
    Disks                                                              ***
    ---------------------------------------------------------------------------
    Thermal Shield                 ***
    ---------------------------------------------------------------------------
    Spacer/Impeller                                                    ***
-------------------------------------------------------------------------------
HPT Stator
-------------------------------------------------------------------------------
    Vane Assemblies                            ***
    ---------------------------------------------------------------------------
    Vane Support                               ***
    ---------------------------------------------------------------------------
    Interstage Seal                ***
    ---------------------------------------------------------------------------
    Shrouds                        ***
    ---------------------------------------------------------------------------
    Shroud Support                             ***
-------------------------------------------------------------------------------
LPT Rotor
-------------------------------------------------------------------------------
    Blades                         ***
    ---------------------------------------------------------------------------
    Interstage Seals               ***
    ---------------------------------------------------------------------------
    Disks                                                              ***
    ---------------------------------------------------------------------------
    LP Shaft                                                           ***
-------------------------------------------------------------------------------
LPT Stator
-------------------------------------------------------------------------------
    Case                                                   ***
    ---------------------------------------------------------------------------
    Vane Assemblies                ***
    ---------------------------------------------------------------------------
    Interstage Seals               ***
    ---------------------------------------------------------------------------
    Shrouds                        ***
-------------------------------------------------------------------------------
Fan Frame
-------------------------------------------------------------------------------
    Mid Frame and Struts                       ***
    ---------------------------------------------------------------------------
    All Supports                               ***
    ---------------------------------------------------------------------------
    Fwd. Engine Mount                          ***
    ---------------------------------------------------------------------------
    Fairings                                   ***
-------------------------------------------------------------------------------
Compressor Rear Frame
-------------------------------------------------------------------------------
    Case                                                   ***
    ---------------------------------------------------------------------------
    "B" Sump                                   ***
-------------------------------------------------------------------------------
Condition Monitoring Equipment     ***
-------------------------------------------------------------------------------

                                  FADEC ENGINE

                                     TABLE 1
                          CF6-80C2 WARRANTY PARTS LIST
                                    continued

                                     ------------------------------------------
                                                   FLIGHT HOURS
                                     -------------------------------------------
                                         ***        ***       ***       ***
-------------------------------------------------------------------------------
Turbine Rear Frame
-------------------------------------------------------------------------------
    Frame                                                     ***
    ---------------------------------------------------------------------------
    Liner                                           ***
    ---------------------------------------------------------------------------
    Bearing Supports                                ***
    ---------------------------------------------------------------------------
    "C/D" Sump                                      ***
-------------------------------------------------------------------------------
Main Engine Bearings                                ***
-------------------------------------------------------------------------------
Gearboxes
-------------------------------------------------------------------------------
    Cases                                                     ***
    ---------------------------------------------------------------------------
    Shafts, Drive                                             ***
    ---------------------------------------------------------------------------
    Gears                                                     ***
    ---------------------------------------------------------------------------
    Bearings                                                  ***
    ---------------------------------------------------------------------------
    Plug-in Adapters                                          ***
-------------------------------------------------------------------------------
Rotor Tubes and Baffles                  ***
-------------------------------------------------------------------------------
Sump Air and Oil Seals                   ***
-------------------------------------------------------------------------------
    Oil Tank                             ***
-------------------------------------------------------------------------------
Controls & Accessories-Engine
-------------------------------------------------------------------------------
    Starter and Valve                    ***
    ---------------------------------------------------------------------------
    Lube and Scavenge Pump               ***
    ---------------------------------------------------------------------------
    Scavenge Filter                      ***
    ---------------------------------------------------------------------------
    Fuel/Oil Heat Exchanger              ***
    ---------------------------------------------------------------------------
    Main Fuel Pump                       ***
    ---------------------------------------------------------------------------
    Fuel Filter                          ***
    ---------------------------------------------------------------------------
    Pressurizing Valve                   ***
    ---------------------------------------------------------------------------
    Hydro Mechanical Unit                ***
    ---------------------------------------------------------------------------
    Compressor Inlet Temperature
    Sensor                               ***
    ---------------------------------------------------------------------------
    Variable Stator Actuator             ***
    ---------------------------------------------------------------------------
    Thermocouple Harness                 ***
    ---------------------------------------------------------------------------

                                  FADEC ENGINE

                                     TABLE 1
                          CF6-80C2 WARRANTY PARTS LIST
                                    continued

                                -----------------------------------------------
                                                 FLIGHT HOURS
                                -----------------------------------------------
                                   ***         ***         ***         ***
    ---------------------------------------------------------------------------
    Tachometer Generator-Fan       ***
    ---------------------------------------------------------------------------
    Anti-Icing Valve               ***
    ---------------------------------------------------------------------------
    Ignition Unit                  ***
    ---------------------------------------------------------------------------
    Electronic Control Unit        ***
    ---------------------------------------------------------------------------
    Fuel Nozzle                    ***
    ---------------------------------------------------------------------------
    Power Alternator               ***
    ---------------------------------------------------------------------------

                 *** Rest of page intentionally left blank. ***

                                  ATTACHMENT I

                   BASIS AND CONDITIONS FOR SPECIAL GUARANTEES

A.    General Conditions

      The special guarantees offered in this proposal have been developed specifically for Airline's new installed and spare CF6-80C2B1F engines (hereinafter referred to as the 'Engines'). They are offered to Airline contingent upon:

      1. Airline accepting delivery of a minimum of *** CF6-80C2B1F-powered 747-400F aircraft in accordance with the following delivery schedule:

                         FIRM AIRCRAFT DELIVERY SCHEDULE

                Aircraft    Engine Model     Year   Quantity of Aircraft
                --------    ------------     ----   --------------------
                747-400F    CF6-80C2B1F      1998           ***
                   "             "           1999           ***
                   "             "           2000           ***
                   "             "           2001           ***

      2.    ***

      3. Airline's Engines being identified and maintained separately from other operators' engines at the repair agency;

      4. Agreement between Airline and GE regarding administration of the guarantees;

      5. Airline operating Aircraft (i) an average flight leg of *** hours or greater, (ii) an average takeoff thrust derate of *** percent or greater, and (iii) an average Aircraft utilization of *** hours per year maximum. Change in Aircraft or Engine quantity, Aircraft or Engine model, or Aircraft delivery schedule from that described above, ***


                                       I-1
EXHIBIT B

                                  ATTACHMENT I

                   BASIS AND CONDITIONS FOR SPECIAL GUARANTEES
                                   (continued)

      6. Airline and GE agreement upon the engine restoration workscope necessary during each shop visit;

      7. Available on-wing maintenance and performance restoration procedures are used to avoid unnecessary shop visits; and

      8. Service bulletins agreed to between Airline and GE are incorporated in a timely manner.

B.    Exclusions

      The guarantees shall not apply to repairs that are due to negligence, accidents, and/or improper operation and maintenance or if the Engines are employed in power-back Aircraft operation.

C.    Administration

      These guarantees commence with delivery of Airline's first
      CF6-80C2B1F-powered Aircraft ***. The guarantees are not transferable.

      *** If a guarantee is exceeded on a cumulative basis, then GE will pay Airline the amount described in the specific guarantee. If in a subsequent reconciliation the guarantee is met or under run, then Airline will pay GE the amount of any excess credit previously paid by GE. Such repayments of credits will not exceed the amount paid to Airline by GE. If compensation becomes available to Airline under more than one specific guarantee, warranty or other engine program consideration, Airline will not receive duplicate compensation but will receive the compensation most beneficial to Airline under a single guarantee, warranty or other program consideration. Unless otherwise stated, the guarantee compensation will be in the form of credits for the purchase of spare Engines, Parts, and/or services from GE.

D.    Miscellaneous

      The General Conditions described in Section X of Exhibit B (the CF6-80C2 Product Support Plan) to this Agreement apply to these guarantees.


                                       I-2
EXHIBIT B

                                  ATTACHMENT II

             PERFORMANCE RETENTION GUARANTEE - METHOD OF MEASUREMENT

1.    ***

2.    ***

3.    ***

4.    ***

5.    ***

      a.    ***

      b.    ***

6.    ***

7.    ***

EXHIBIT B

                                 ATTACHMENT III

                DELAY AND CANCELLATION DEFINITIONS FOR GUARANTEE

Delay
***

      1.    ***

      2.    ***

      3.    ***

      NOTE:

      A cancellation supersedes a delay (i.e., a flight which is canceled after having been delayed is considered to be a cancellation only - not a delay and a cancellation).

Cancellation

      Elimination of a scheduled trip because of a known or reasonably suspected malfunction and/or defect.

      NOTE:

      Cancellation of any or all of the flight legs of multi-leg trip constitutes only one cancellation.

EXHIBIT B

                                    EXHIBIT C

                                   ESCALATION

                                       ***

                                    EXHIBIT D

                                  PAYMENT TERMS

A. Airline shall pay GE with respect to each purchase order hereunder, the following amounts in United States Dollars and in immediately available funds. Payment will be effective upon receipt thereof.

      1. For all Products other than Spare Parts and special tools and test equipment:

            a. *** Of the total purchase order base price shall be paid within *** following the date of the order;

            b. *** Of the base price of each item shall be paid *** months prior to scheduled delivery date thereof;

            c. *** Of the base price of each item shall be paid *** prior to scheduled delivery date thereof; and

            d. Payment of the balance, including escalation, if any, shall be made at ***.

            e. Any payment following the first payment in subparagraph a. above which is due prior to or at the time of purchase order placement will be made at the time of purchase order placement.

      2.    For Spare Parts, payment of the selling price shall be made ***.

      3. For special tools and test equipment, payment of the selling price shall be made ***.

B. All invoicing and payments (including payment details) hereunder shall be transmitted electronically to GE's bank account as notified by GE on its invoices..

C. If delivery hereunder is delayed by Airline, payment shall be made based on the delivery schedule set forth in the purchase order as accepted by GE.

D.    ***

E. If Airline fails to make any of the foregoing payments when due, Airline will also pay to GE, without prejudice to any other rights available to GE under this Agreement, interest on any late payment, calculated from the payment due date to the date of actual remittance. Interest will be computed at, *** but in no event will the rate of interest be greater than the highest interest rate then permitted under applicable law.

_____________________________________GE Aircraft Engines

LETTER AGREEMENT NO. 1

June 2, 1997

Atlas Air, Inc.
538 Commons Drive
Golden, Colorado  80401

Attention: Mr. Michael Chowdry
           Chairman, CEO and President

WHEREAS, General Electric Company acting through its GE Aircraft Engine Group, located in Evendale, Ohio, U.S.A. (hereinafter referred to as "GE") and Atlas Air, Inc. ("Atlas" or "Airline") have entered into General Terms Agreement No. 6-9810, dated as of June ____, 1997, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof (the "Agreement"); and

WHEREAS, Atlas has entered into, or will in the near future enter into, a purchase agreement (the "Boeing Purchase Agreement") with The Boeing Company ("Boeing") for the purchase of (i) *** firm 747-400F aircraft equipped with CF6-80C2B1F installed engines for delivery in the May 1998 through April 2001 time period, and (ii) up to *** option 747-400F aircraft equipped with CF6-80C2B1F installed engines for delivery in the ***, all such aircraft as more particularly described in Attachment A-1 hereto (such aircraft may be individually referred to as an "Aircraft" or collectively referred to as the "Aircraft" depending upon the context). GE has no knowledge of the contents of the Boeing Purchase Agreement and any reference to such purchase agreement is only for the convenience of Atlas.

NOW, THEREFORE, in consideration of the mutual promises described herein and for other consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows. Capitalized terms used in this Letter Agreement No. 1 that are otherwise undefined shall have the meanings ascribed to such terms in the Agreement.

I.    DELIVERY AND ACCEPTANCE OF FIRM AIRCRAFT

      Airline agrees to purchase and accept delivery of the *** firm CF6-80C2B1F powered 747-400F Aircraft in accordance with the delivery schedule set forth in Attachment A-1 hereto (the "Aircraft Delivery Schedule") which is incorporated herein by this reference.

LETTER AGREEMENT NO. 1
Atlas Air, Inc.
Page 2


II.   DELIVERY AND ACCEPTANCE OF OPTION AIRCRAFT

      To the extent that Airline agrees to purchase one or more of the *** option 747-400F powered Aircraft (as more specifically described in the Aircraft Delivery Schedule) Airline agrees to equip any and all such Aircraft with new CF6-80C2B1F engines ("Engines").

III.  DELIVERY AND ACCEPTANCE OF SPARE ENGINES

      Airline agrees to purchase *** spare CF6-80C2B1F engines to support the *** firm Aircraft and accept delivery of such spare engines in accordance with the Spare Engine Delivery Schedule set forth in Attachment A-2 hereto (the "Five Spare Engines").

IV.   ENGINE CHARACTERISTICS AND PRICES

      Spare Engines sold by GE to Airline will conform to the specifications for installed Engines contained in GE's agreement with Boeing. Current Base Prices for CF6-80C2BIF Spare Engines, optional equipment and Modules are summarized in Attachment B hereto.

V.    SPECIAL ALLOWANCES 747-400F AIRCRAFT

      Provided that Atlas purchases and accepts delivery of a minimum of *** firm CF6-80C2B1F powered 747-400F aircraft in accordance with the Aircraft Delivery Schedule and places a purchase order with GE and accepts delivery of the *** Spare Engines in accordance with the Spare Engine Delivery Schedule, GE offers the following special allowances subject to the conditions set forth in Attachment C.

      A.    Per-Aircraft Introductory Allowance for *** Aircraft

            GE will provide Atlas a per Aircraft allowance of *** for each of the *** Aircraft of which Airline takes delivery in accordance with the Aircraft Delivery Schedule.

      B.    Introductory Allowance for Additional Aircraft

            GE will provide Atlas an allowance of US *** for each of up to *** additional Aircraft beyond the *** Aircraft described in the preceding paragraph taken in accordance with the Aircraft Delivery Schedule.

LETTER AGREEMENT NO. 1
Atlas Air, Inc.
Page 4


      C.    Allowance for Aircraft Progress Payments

            GE will provide Atlas an allowance in the amount of *** for each of up to *** firm Aircraft to assist in the cost of financing that portion of advanced progress payments not deferred by Boeing for such Aircraft.

      D.    Engine Thrust
            ***

            1. Such *** are used exclusively by Airline to support Airline's Aircraft;

            2.    Airline purchases from GE the *** Spare Engines;

            3.    ***

            4.    ***

            5.    ***

      GE will make the above-described available to Airline on a reasonable time schedule to be mutually agreed to by the parties.

VI. CANCELLATION OR DELAY OF AIRCRAFT WITH INSTALLED ENGINES; CANCELLATION OR DELAY OF SPARE ENGINES

      Delay and cancellation provisions for installed and spare Engines are set forth in Attachment C hereto

VII   CONFIDENTIALITY OF INFORMATION

      This Letter Agreement No. 1 contains information specifically for Airline and GE and nothing herein contained shall be divulged by Airline or GE to any third person, firm or corporation, without the prior written consent of the other party, which consent shall not be unreasonably withheld, except that consent shall not be required for disclosure to the respective insurers and professional advisors of the parties who must likewise agree to be bound by this confidentiality clause, and, Airline's consent shall not be required for GE to divulge to its co-production partners information from, or with respect to this Agreement, it being understood that each such partner will also be bound by the provisions of this Agreement.

LETTER AGREEMENT NO. 1
Atlas Air, Inc.
Page 4


The obligations set forth in this Letter Agreement No. 1 are in addition to and form part of the obligations set forth in the Agreement.

Counterparts: This Letter Agreement No. 1 may be executed by the parties hereto in two counterparts, each of which shall be deemed to be an original but all of which when taken together shall constitute one and the same document.

Please indicate your agreement with the foregoing by signing as provided below and returning the same to the undersigned by June 15, 1997, whereby this Letter Agreement No. 1 shall become effective as of the date first above indicated.

                                       Very truly yours,

ATLAS AIR, INC.                        GENERAL ELECTRIC COMPANY

By:                                    By:
    --------------------------------       --------------------------------

Typed Name:                            Typed Name:
            ------------------------               ------------------------

Title:                                 Title:
       -----------------------------          -----------------------------

                                 ATTACHMENT A-1
                           Aircraft Delivery Schedule

The following Aircraft Delivery Schedule is subject only to (i) Excusable Delays (as defined in paragraph 7 of Attachment C) and (ii) delays of up to in effect as of the date hereof and without regard to any waiver or consent or amendment therein contained unless agreed by GE. It is understood that option exercise shall be 18 months prior to the first day of the scheduled option Aircraft delivery month.

----------------------------------------------------------------------------
                      FIRM AIRCRAFT DELIVERY SCHEDULE
----------------------------------------------------------------------------
    Aircraft               Engine              Month/       Quantity of
     Model                 Model                Year          Aircraft
----------------------------------------------------------------------------
      ***                   ***                   ***          ***
                                            --------------------------------
      ***                   ***                   ***          ***
                                            --------------------------------
      ***                   ***                   ***          ***
                                            --------------------------------
      ***                   ***                   ***          ***
                                            --------------------------------
      ***                   ***                   ***          ***
                                            --------------------------------
      ***                   ***                   ***          ***
                                            --------------------------------
      ***                   ***                   ***          ***
                                            --------------------------------
      ***                   ***                   ***          ***
                                            --------------------------------
      ***                   ***                   ***          ***
                                            --------------------------------
      ***                   ***                   ***          ***
----------------------------------------------------------------------------
Total: ***Firm Aircraft
----------------------------------------------------------------------------

                     OPTION AIRCRAFT DELIVERY SCHEDULE
----------------------------------------------------------------------------
     Aircraft               Engine             Month        Quantity of
      Model                 Model               Year          Aircraft
----------------------------------------------------------------------------
       ***                   ***                  ***          ***
                                            --------------------------------
       ***                   ***                  ***          ***
                                            --------------------------------
       ***                   ***                  ***          ***
                                            --------------------------------
       ***                   ***                  ***          ***
                                            --------------------------------
       ***                   ***                  ***          ***
                                            --------------------------------
       ***                   ***                  ***          ***
                                            --------------------------------
       ***                   ***                  ***          ***
                                            --------------------------------
       ***                   ***                  ***          ***
                                            --------------------------------
       ***                   ***                  ***          ***
                                            --------------------------------
       ***                   ***                  ***          ***
----------------------------------------------------------------------------
Total: *** Option Aircraft
----------------------------------------------------------------------------


LETTER AGREEMENT NO. 1 TO GTA NO. 6-9810
Atlas Air, Inc.

                                 ATTACHMENT A-2

                         Spare Engine Delivery Schedule

The following Spare Engine Delivery Schedule reflects GE's recommended number and delivery schedule of spare Engines (*** spare Engine to installed Engine ratio) necessary to support the *** firm Aircraft that are described in Attachment A-1 hereto. The delivery schedule set forth below is subject only to
(i) Excusable Delays (as defined in paragraph 7 of Attachment C) and (ii) permitted delays as described in the next sentence.

To provide Airline with reasonable flexibility as to the timing of the delivery of spare Engines, GE agrees, that for the purpose of qualifying for the special allowances described in this Letter Agreement No. 1, to permit an aggregate delay of ***for the ***Spare Engines (of which GE has been provided notice of such delay a minimum of *** months prior to scheduled delivery) unless otherwise agreed by GE.

      -------------------------------------------------------------------
                         SPARE ENGINE DELIVERY SCHEDULE
                           in support of Firm Aircraft
      -------------------------------------------------------------------
            Engine            Quarter/               Quantity of
            Model               Year                   Engines
      -------------------------------------------------------------------
      ***                        ***                     ***
                                             ----------------------------
      ***                        ***                     ***
                                             ----------------------------
      ***                        ***                     ***
                                             ----------------------------
      ***                        ***                     ***
                                             ----------------------------
      ***                        ***                     ***
      -------------------------------------------------------------------

                      Rest of page intentionally left blank
                                       ***


LETTER AGREEMENT NO. 1 TO GTA NO. 6-9810
Atlas Air, Inc.

                                  ATTACHMENT B

                           BASE PRICES FOR CF6-80C2B1F
                     SPARE ENGINES AND ASSOCIATED EQUIPMENT

             Prices applicable to deliveries through 2001 and 2003.

--------------------------------------------------------------------------------

          -----------------------------------------------------------------
                                                           Base Price
                                                          July 1995 US
                                                             Dollars
                              Item                         CPI=131.16
          -----------------------------------------------------------------
          1.  Basic Engine inc. FADEC - CF6-80C2B1F               ***
          2.  Engine Optional Equipment                           ***
                 FADEC Optional Condition  Monitoring
                 System                                           ***
          3.  Engine Modules with Controls and Accessories        ***
                    Fan                                           ***
                    Core                                          ***
                    High Pressure Turbine                         ***
                    Low Pressure Turbine                          ***
                    Gearbox                                       ***
          -----------------------------------------------------------------

--------------------------------------------------------------------------------
A.  ***

B.  ***

C.  ***

D.  ***
--------------------------------------------------------------------------------


LETTER AGREEMENT NO. 1 TO GTA NO. 6-9810
Atlas Air, Inc.

                                 ATTACHMENT B-2

                           BASE PRICES FOR CF6-80C2B5F
                     SPARE ENGINES AND ASSOCIATED EQUIPMENT

--------------------------------------------------------------------------------

          -----------------------------------------------------------------
                                                           Base Price
                                                          July 1995 US
                                                             Dollars
                              Item                         CPI=131.16
          -----------------------------------------------------------------
          1.  Basic Engine inc. FADEC - CF6-80C2B5F               ***
          2.  Engine Optional Equipment                           ***
                  FADEC Optional Condition  Monitoring
                  System                                          ***
          3.  Engine Modules with Controls and Accessories        ***
                    Fan                                           ***
                    Core                                          ***
                    High Pressure Turbine                         ***
                    Low Pressure Turbine                          ***
                    Gearbox                                       ***
          -----------------------------------------------------------------

--------------------------------------------------------------------------------

A.  ***

B.  ***

C.  ***

D.  ***
--------------------------------------------------------------------------------


LETTER AGREEMENT NO. 1 TO GTA NO. 6-9810
Atlas Air, Inc.

                                  ATTACHMENT C
              CONDITIONS FOR SPECIAL ALLOWANCES/DELAY/CANCELLATION

1.    Allowance for Initial Aircraft Sale Only

      Any allowance described in this Letter Agreement No. 1 applies only to new CF6-80C2B1F powered Aircraft purchased by Airline directly from Boeing. The allowances do not apply to an aircraft equipped with buyer-furnished engines, an aircraft that has been the subject of a previous GE proposal or offer, or, to an aircraft that has been previously sold (except in connection with Aircraft financing for Airline) or otherwise acquired through resale, lease, transfer, trade, or exchange.

2.    Allowance Not Paid

      Allowances described in this Letter Agreement No. 1 with respect to a particular Aircraft will become unearned and will not be paid if Engines have been delivered to Boeing for installation in such Aircraft and, thereafter, for any reason, Airline's purchase order with Boeing for such Aircraft is terminated, canceled, or revoked, or for any reason delivery of such Aircraft will be prevented or delayed beyond the end of the calendar year following the year the Engines for such Aircraft were delivered by GE to Boeing; provided, however, GE agrees that such allowance will be reinstated and paid to Airline if such Aircraft is subsequently delivered in accordance with the Aircraft Delivery Schedule.

3.    Earning and Payment of Allowances

      The per-Aircraft allowances described herein will be earned by Atlas, on a pro rata basis, upon delivery of each shipset of CF6-80C2B1F engines to Boeing for installation on the corresponding Aircraft for Atlas. Each per-Aircraft allowance will be available, as a credit against purchases from or services performed by GE, within two working days following receipt of written notice from Atlas that it has taken delivery of each Aircraft in accordance with its purchase agreement with Boeing. However, with the agreement of Boeing and upon a minimum of three business days written notice from Atlas to GE requesting the same, GE will arrange to wire transfer the allowance to Boeing at the time of delivery of such Aircraft for application to the purchase price of the Aircraft. The Parties acknowledge that all necessary wire transfer addresses and instructions must be received by GE no later than 3 business days prior to delivery of the Aircraft for GE to make the necessary arrangements and to prepare the appropriate escrow instructions.

4.    ***


LETTER AGREEMENT NO. 1 TO GTA NO. 6-9810
Atlas Air, Inc.

                                  ATTACHMENT C

              CONDITIONS FOR SPECIAL ALLOWANCES/DELAY/CANCELLATION
                                   (continued)

A.    ***

      ------------------------------------------------------
       No. of Aircraft deliveries
        taken in accordance with     Adjusted Per Aircraft
          the Aircraft Delivery           Introductory
                Schedule                   Allowance
      ------------------------------------------------------
                    ***                       ***
      ------------------------------------------------------
                    ***                       ***
      ------------------------------------------------------
                    ***                       ***
      ------------------------------------------------------
                    ***                       ***
      ------------------------------------------------------
                    ***                       ***
      ------------------------------------------------------
                    ***                       ***
      ------------------------------------------------------
                    ***                       ***
      ------------------------------------------------------
                    ***                       ***
      ------------------------------------------------------
                    ***                       ***
      ------------------------------------------------------
                    ***                       ***
      ------------------------------------------------------

B.    ***


LETTER AGREEMENT NO. 1 TO GTA NO. 6-9810
Atlas Air, Inc.

                                  ATTACHMENT C

              CONDITIONS FOR SPECIAL ALLOWANCES/DELAY/CANCELLATION
                                   (continued)

5.    Assignability of Allowance

      Any allowance described herein is exclusively for the benefit of Airline and may not be assigned without GE's consent, however it is understood that GE will permit Airline to assign its Special Allowances and other rights (described in this Letter Agreement No. 1) in connection with any equipment trust, conditional sale, lien, leaseback or other arrangement for the financing by Airline of the Aircraft or Engines that are the subject matter of this Letter Agreement No. 1: provided, that the assignee is a financing institution that is financing the Aircraft for the use and operation of Airline, and, in exercising any rights or making any claims hereunder such assignee shall be bound by the terms and conditions hereof to the same extent as Airline, and Airline shall remain fully and entirely liable and responsible in accordance with the terms and conditions of this Letter Agreement No. 1 for all obligations and liabilities of Airline.

6.    Planned Aircraft Not Owned for Planned Period

      If within the *** following delivery of each Aircraft for which a special allowance was provided by GE under this Letter Agreement No. 1, Airline sells such Aircraft, the special allowances earned and/or paid on such Aircraft will be proportionately reduced. Airline will reimburse GE an amount equal to the proportionate share of the special allowances earned and/or paid with respect to such Aircraft, (based on the percentage of the *** minimum period the Aircraft was owned by Airline), with interest on such amount. The special allowance reimbursement is due no later than 30 days from the time Airline ceases to own such Aircraft. Interest will be calculated, *** from the time of initial allowance payment on such Aircraft until the time of full reimbursement.

7.    Excusable Delay

      "Excusable Delay" with respect to an installed Engine as used in this Attachment C means a delay in delivery of an Aircraft not attributable to a failure of Airline to timely perform its obligations under the Boeing Purchase Agreement (without giving effect to any supplement, modification or waiver thereto which directly or indirectly results in a permitted delay of the scheduled delivery of an Aircraft unless GE shall have consented thereto), including any event of force majeure or a default by Boeing; provided, that Airline accepts such Aircraft promptly when tendered by Boeing.

      "Excusable Delay" with respect to a spare Engine as used in this Attachment C means a delay in delivery of a spare Engine not attributable to a failure of Airline to timely perform its obligations under the purchase agreement between Airline and GE, including any event of default by GE or any event of force majeure; provided, that Airline accepts such spare Engine promptly when tendered by GE after an event of force majeure.


LETTER AGREEMENT NO. 1 TO GTA NO. 6-9810
Atlas Air, Inc.

                                  ATTACHMENT C

              CONDITIONS FOR SPECIAL ALLOWANCES/DELAY/CANCELLATION
                                   (continued)

8.    Cancellation of GE Spare Engines or Aircraft Equipped with GE Engines

            ***

9.    Deemed Cancellations

      If Airline delays the scheduled delivery date of a spare Engine***, or causes the delay of the scheduled delivery date of an Aircraft equipped with installed Engines, for which GE has received a purchase order (from either the aircraft manufacturer or Airline, as appropriate), for a period, or cumulative period, of more than *** from the original , such delay shall be considered a cancellation and the cancellation provisions described in the two preceding paragraphs shall apply.


LETTER AGREEMENT NO. 1 TO GTA NO. 6-9810
Atlas Air, Inc.